UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 31, 2012

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

011 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(c)

Effective December 31, 2012, the board of directors of SunVesta, Inc. (“SunVesta”) appointed

Hans Rigendinger as its chief operating officer for an initial three year term. Mr. Rigendinger is sixty seven (67) years old.

Mr. Rigendinger also serves as a director of SunVesta Holding AG, a wholly owned subsidiary of

SunVesta.

Since early 1972 to present, Mr. Rigendinger has led his own engineering firm in the planning and implementation of a variety of commercial projects employing a staff of up to 40 employees. Over this time span Mr. Rigendinger and his company have been responsible for the planning and implementation of over 300 bridge structures, approximately 500 buildings and a few dozen large industrial plants. Since

1995, Mr. Rigendinger has been involved in several real estate projects that have included commercial,

residential and tourist properties. He has also spent the last 15 years supporting the development and expansion of an industrial waste glass recycling company. Mr. Rigendinger has been actively involved in the development of SunVesta AG since 2007.

Mr. Rigendinger completed his university education with a Masters Degree in Civil Engineering, with an emphasis on supporting structures and foundations (Civil and Structural Engineering) at the Swiss Federal

Institute of Technology in 1969.

Mr. Rigendinger’s knowledge, experience and solid know-how in the field of civil engineering and real estate is extremely valuable to SunVesta’s operations as it moves forward with the development of the

Paradisus Papagayo Bay Resort & Luxury Villas in Guanacaste, Costa Rica.

Mr. Rigendinger has entered into an employment agreement with SunVesta in connection with his appointment as chief operating officer for an initial three year term. The compensatory terms of the employment agreement include a signing bonus payable in shares, a base salary, a retention bonus payable in shares per annum and the grant of stock options that vest according to the achievement of certain milestones anticipated over the term of the employment agreement.

Mr. Rigendinger has not entered into any arrangement or understanding with any other persons in connection with his appointment as SunVesta’s chief operating officer.

Mr. Rigendinger is not related to any director, executive officer or person nominated or chosen by

SunVesta to become a director or executive officer.

Since the beginning of its last fiscal year, Mr. Rigendinger has not entered into any related transaction with SunVesta except in connection with his employment agreement.

(d)

Effective December 31, 2012, the board of directors of SunVesta appointed Hans Rigendinger to serve as a member of SunVesta’s board of directors until the next annual meeting of its stockholders.

Mr. Rigendinger’s knowledge, experience and solid know-how in the field of civil engineering and real estate is extremely valuable to SunVesta’s board of directors as it moves forward with the development of the Paradisus Papagayo Bay Resort & Luxury Villas.

For purposes of determining director independence, SunVesta has applied the definitions set out in

NASDAQ Rule 4200(a) (15). Under this Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, SunVesta does not consider Mr.

Rigendinger to be an independent director.

SunVesta   has   not   yet   determined   whether   Mr.   Rigendinger   will   serve   on   any   board   of   directors

committee.

Mr.  Rigendinger  has  not entered  into  any board  of  director’s  compensation  agreement  in connection  with his appointment to the SunVesta board of directors.

Mr. Rigendinger is not related to any director, executive officer or person nominated or chosen by

SunVesta to become a director or executive officer.

Since the beginning of its last fiscal year, Mr. Rigendinger has not entered into any related transaction with SunVesta except in connection with his employment agreement.

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ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

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The following exhibit is included:

Exhibit No.

Description

10

Employment   Agreement   dated   December   31,   2012   between   Hans   Rigendinger   and

SunVesta.

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SIGNATURES

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

By: Josef Mettler

February 4, 2013

Name: Josef Mettler

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